EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark Frohnmayer, Chief Executive Officer of Arcimoto, Inc. (the “registrant”), and Douglas M. Campoli, Chief Financial Officer of the registrant, each hereby certifies that, to the best of their knowledge:

1.  The registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2019 (the “Report”), to which this Certification is attached as Exhibit 32.1 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 14, 2019	/s/ Mark Frohnmayer
Mark Frohnmayer
Chief Executive Officer

/s/ Douglas M. Campoli
Douglas M. Campoli
Chief Financial Officer